Exhibit 99.1

UTSTARCOM RELEASES FINANCIAL RESULTS FOR THE THIRD QUARTER OF 2008

Third Quarter 2008 Total Revenues of $181 Million

ALAMEDA, Calif., — November 6, 2008 – UTStarcom, Inc. (Nasdaq: UTSI) today reported financial results for the third quarter ended September 30, 2008.

On July 1, 2008 the company divested its Personal Communications Division (“PCD”) which has historically represented a significant portion of the company’s revenues. To enable a comparison of the financial results for the company on a year-over-year basis that reflects the PCD divestiture, the company has prepared certain pro forma non-GAAP results. The reconciliation between GAAP and these pro forma non-GAAP financial measures is provided at the end of this press release.

Net sales for the third quarter of 2008 were $181 million as compared to $646 million in the third quarter of 2007. Gross margins for the third quarter of 2008 and 2007 were 32.0% and 10%, respectively. The third quarter 2007 pro forma non-GAAP revenue and gross margins after adjusting for the PCD divestiture were $248 million and 16%, respectively. The decrease in revenues reflects the expected decline in our PAS business. The third quarter 2008 gross margins were positively impacted by our high margin NGN product and certain one time adjustments.

The operating loss for the third quarter of 2008 and 2007 was $34.9 million and $51.5 million, respectively. The third quarter 2007 pro forma non-GAAP operating loss after adjusting for the PCD divestiture was $68.8 million. The improvement in the operating loss for the third quarter of 2008 was primarily due to a reduction in year over year operating expenses.

During the third quarter 2008 the company incurred other expenses of $14.9 million consisting primarily of an unrealized loss of $10.6 million from currency devaluation and $4.3 million in write downs on long-term investments.

The net loss for the third quarter of 2008 was $55.9 million, or ($0.45) per share, as compared to a net loss of $55.3 million, or ($0.46) per share in the third quarter of 2007.

Net cash and cash equivalents as of September 30, 2008 was $331 million compared to $180 million on December 31, 2007. The increase reflects proceeds from the sale of PCD and certain short term investments partially offset by operating usage of cash.

“During the third quarter we continued to execute on our strategy of divesting our non-core businesses. As a result, we have reduced our operating expenses and greatly improved our balance sheet.” said Peter Blackmore, UTStarcom’s chief executive officer and president. “Meanwhile our lead IP-based infrastructure products continued to support telecom networks in our key geographic markets.”

Q4 2008 Guidance

The Company will provide fourth quarter financial guidance during the conference call.

Conference Call

The company will host a conference call to discuss the results. The call will take place at 2:00 p.m. (PST) / 5:00 p.m. (EST) on November 6, 2008. The conference call dial-in numbers are: United States and Canada 888-889-1058; International 706-634-2327. The conference ID number is 71195495.

A replay of the call will be available for 30 days. The conference call replay numbers are as follows: United States — 800-642-1687; International — 706-645-9291. The conference ID number is 71195495.

Investors will also have the opportunity to listen to the conference call and the replay over the Internet through the investor relations section of UTStarcom’s Web site at: http://www.utstar.com.

To listen to the live call, please go to the Web site at least 15 minutes early to register, and to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will also be available on this site.

Discussion of Pro Forma Non-GAAP Financial Measures

UTStarcom has supplemented its condensed consolidated financial statements presented on a GAAP basis with pro forma non-GAAP revenues, gross profits, operating expenses and operating profit (loss) measures in order to present the company’s results as if PCD had been divested prior to each time period reflected below.

We believe use of these pro forma non-GAAP measures is appropriate to enable relevant year over year comparisons to our current financial results and is intended to provide both management and investors with a more complete understanding of UTStarcom’s underlying results and trends. In addition, these pro forma non-GAAP measures are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

About UTStarcom, Inc.

UTStarcom is a global leader in IP-based, end-to-end networking solutions and international service and support. The company sells its solutions to operators in both emerging and established telecommunications markets around the world. UTStarcom enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks. Founded in 1991 and headquartered in Alameda, California, the company has research and development operations in the United States, China, Korea and India. For more information about UTStarcom, visit the company’s Web site at http://www.utstar.com.

Forward-Looking Statements

This release includes forward-looking statements, including the foregoing statements regarding the company’s strategy of divesting its non-core businesses, and expectations with respect to anticipated future results. These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially. These risks include the ability of the company to realize anticipated results of operational improvements and execute on its liquidity plans as well as risk factors identified in its latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission.

# # #

Company Contact

Barry Hutton

Senior Director, Investor Relations

UTStarcom, Inc.

(510) 769-2807

barry.hutton@utstar.com

UTStarcom, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(Unaudited)

	September 30,	December 31,
	2008	2007
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$330,562	$503,078
Accounts and notes receivable, net	166,831	343,525
Inventories and deferred costs	337,714	524,727
Prepaids and other current assets	149,181	121,636
Total current assets	984,288	1,492,966
Long-term assets:
Property, plant and equipment, net	203,411	209,094
Long-term deferred costs	156,789	164,766
Other long-term assets	96,651	117,762
Total assets	$1,441,139	$1,984,588

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$135,995	$148,440
Short-term debt	—	322,829
Customer advances	179,065	229,050
Deferred revenue	118,264	100,502
Other current liabilities	230,338	302,395
Total current liabilities	663,662	1,103,216
Long-term liabilities:
Long-term debt	—	333
Long-term deferred revenue and other liabilities	237,678	259,358
Total liabilities	901,340	1,362,907

Minority interest in consolidated subsidiaries	789	3,705
Total stockholders’ equity	539,010	617,976
Total liabilities, minority interest and stockholders’ equity	$1,441,139	$1,984,588

UTStarcom, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007

Net sales	$180,607	$646,494	$1,399,352	$1,660,640
Cost of net sales	123,280	582,061	1,167,998	1,441,193
Gross profit	57,327	64,433	231,354	219,447

Operating expenses (income):
Selling, general and administrative	59,445	74,297	211,199	242,999
Research and development	35,971	41,881	116,657	127,700
Amortization of intangible assets	279	4,046	3,833	12,137
Net gain on divestitures	(3,455)	(4,271)	(3,455)	(4,271)
Total operating expenses	92,240	115,953	328,234	378,565

Operating loss	(34,913)	(51,520)	(96,880)	(159,118)

Interest income (expense), net	1,697	(5,859)	(3,724)	(11,601)
Other income (expense), net	(14,943)	4,347	38,107	8,476
Loss before income taxes and minority interest	(48,159)	(53,032)	(62,497)	(162,243)
Income tax expense	(7,791)	(3,095)	(7,396)	(10,735)
Minority interest in losses of consolidated subsidiaries	6	799	526	1,961
Net loss	$(55,944)	$(55,328)	$(69,367)	$(171,017)

Loss per share - Basic and diluted	$(0.45)	$(0.46)	$(0.56)	$(1.41)

Weighted average shares used in per share calculation:
- Basic and diluted	123,884	121,011	123,036	120,965

UTStarcom, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Nine months ended September 30, 2008	Nine months ended September 30, 2007

Net cash used in operating activities	$(31,872)	$(193,355)

Cash flows from investing activities:
Property, plant and equipment, net	(12,671)	(22,530)
Investments, net	(3,841)	3,334
Proceeds from repayment of loan by a variable interest entity	7,728	—
Net proceeds from divestitures	207,097	4,271
Change in restricted cash	(10,380)	7,273
Short-term investments, net	57,506	(8,962)
Other	245	(115)
Net cash provided by (used in) investing activities	245,684	(16,729)
Cash flows from financing activities:
Borrowings, net	(325,317)	33,045
Other	(7,907)	6,028
Net cash (used in) provided by financing activities	(333,224)	39,073
Effect of exchange rate changes on cash and cash equivalents	10,932	18,938
Net decrease in cash and cash equivalents	(108,480)	(152,073)
Cash and cash equivalents at beginning of period	437,449	661,623
Cash and cash equivalents at end of period	$328,969	$509,550

UTSTARCOM, INC.

RECONCILIATION OF GAAP REVENUE TO PRO FORMA NON-GAAP REVENUE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if PCD had been divested prior to each time period reflected below.  We believe this enables year over year comparisons to our current financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

Q3 2008 Earnings Conference Call - November 6, 2008

Reconciliation of 2007, Q1 2008 and Q2 2008 pro forma non-GAAP Information

$ in millions

	Consolidated Revenue	Consolidated Revenue	Consolidated Revenue	Consolidated Revenue	Consolidated Revenue	Consolidated Revenue	Consolidated Revenue	Consolidated Revenue
	as Reported in	as Reported in	as Reported in	for Q4 2007 as Derived	as Reported in	as Reported in	as Reported in	as Reported in
	Q1 2007 Form 10Q	Q2 2007 Form 10Q	Q3 2007 Form 10Q	from 10Qs & 10K	Full Year 2007 Form 10K	Q1 2008 Form 10Q	Q2 2008 Form 10Q	Q3 2008
GAAP Revenue	$476	$538	$646	$806	$2,466	$586	$633	$181

Less: PCD Segment (a)	288	358	458	560	1,664	431	449	0

Add: Handset Sales to PCD (b)	77	70	60	53	260	35	56	0

Total Non-GAAP Revenue	$265	$250	$248	$299	$1,062	$190	$240	$181

(a)	Effective July 1, 2008 the PCD segment was divested by the Company

(b)

The pro forma adjustment reflects estimated revenue from products sold to PCD, as if PCD was a third party entity. For consolidated reporting purposes these sales were considered intercompany sales and eliminated in consolidation.

UTSTARCOM, INC.

RECONCILIATION OF GAAP GROSS MARGIN TO PRO FORMA NON-GAAP GROSS MARGIN

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if PCD had been divested prior to each time period reflected below.  We believe this enables year over year comparisons to our current financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

Q3 2008 Earnings Conference Call - November 6, 2008

Reconciliation of 2007, Q1 2008 and Q2 2008 pro forma non-GAAP Information

$ in millions

	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated
	GM as Reported in	GM as Reported in	GM as Reported in	GM for Q4 2007 as Derived	GM as Reported in	GM as Reported in	GM as Reported in	GM as Reported in
	Q1 2007 Form 10Q	Q2 2007 Form 10Q	Q3 2007 Form 10Q	from 10Qs & 10K (c)	Full Year 2007 Form 10K	Q1 2008 Form 10Q	Q2 2008 Form 10Q	Q3 2008
GAAP Gross Profit	$75	$80	$64	$102	$321	$92	$82	$57
GAAP Gross Margin %	16%	15%	10%	13%	13%	16%	13%	32%

Less: PCD Segment Gross Profit (a)	17	16	27	35	95	33	36	0

Add: Handsets Gross Profit from sales to PCD (b)	1	2	2	2	7	2	0	0

Total Non-GAAP Gross Profit	$59	$66	$39	$69	$233	$61	$46	$57

Non-GAAP Gross Margin %	22%	26%	16%	23%	22%	32%	19%	32%

(a)	Effective July 1, 2008 the PCD segment was divested by the Company

(b)

The pro forma adjustment reflects estimated gross profit from products sold to PCD, as if PCD was a third party entity. For consolidated reporting purposes these sales were considered intercompany sales and eliminated in consolidation.

(c)	Editor’s Note: column contains corrected information.

UTSTARCOM, INC.

RECONCILIATION OF GAAP OPERATING EXPENSES TO PRO FORMA NON-GAAP OPERATING EXPENSES

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if PCD had been divested prior to each time period reflected below.  We believe this enables year over year comparisons to our current financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

Q3 2008 Earnings Conference Call - November 6, 2008

Reconciliation of 2007, Q1 2008 and Q2 2008 pro forma non-GAAP Information

$ in millions

	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated
	OPEX as Reported in	OPEX as Reported in	OPEX as Reported in	OPEX for Q4 2007 as Derived from	OPEX as Reported in	OPEX as Reported in	OPEX as Reported in	OPEX as Reported in
	Q1 2007 Form 10Q	Q2 2007 Form 10Q	Q3 2007 Form 10Q	10Qs & 10K	Full Year 2007 Form 10K	Q1 2008 Form 10Q	Q2 2008 Form 10Q	Q3 2008
GAAP Operating Expenses	$128	$135	$116	$155	$534	$123	$113	$92

Less: PCD Operating Expense (a)	9	8	7	7	31	8	8	0

Non-GAAP Operating Expense	$119	$127	$109	$148	$503	$115	$105	$92

(a) Effective July 1, 2008 the PCD segment was divested by the Company

UTSTARCOM, INC.

RECONCILIATION OF GAAP OPERATING LOSS TO PRO FORMA NON-GAAP OPERATING LOSS

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if PCD had been divested prior to each time period reflected below.  We believe this enables year over year comparisons to our current financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

Q3 2008 Earnings Conference Call - November 6, 2008

Reconciliation of 2007, Q1 2008 and Q2 2008 pro forma non-GAAP Information

$ in millions

				Consolidated				Consolidated
	Consolidated	Consolidated	Consolidated	Operating Loss for Q4 2007	Consolidated	Consolidated	Consolidated	Operating Loss
	Operating Loss From	Operating Loss From	Operating Loss From	as Derived from	Operating Loss From	Operating Loss From	Operating Loss From	as Reported in
	Q1 2007 Form 10Q	Q2 2007 Form 10Q	Q3 2007 Form 10Q	10Qs & 10K (c)	Full Year 2007 Form 10K	Q1 2008 Form 10Q	Q2 2008 Form 10Q	Q3 2008
GAAP Operating Loss	$(52)	$(55)	$(52)	$(53)	$(212)	$(31)	$(31)	$(35)

Less: PCD Segment Gross Profit (a)	17	16	27	35	95	33	36	0

Add: Handsets Gross Profit from sales to PCD (b)	1	2	2	2	7	2	0	0

Add: PCD Operating Expense (a)	9	8	7	7	31	8	8	0

Non-GAAP Operating Loss	$(59)	$(61)	$(70)	$(79)	$(269)	$(54)	$(59)	$(35)

(a) Effective July 1, 2008 the PCD segment was divested by the Company

(b) The pro forma adjustment reflects estimates from activities with
PCD, as if PCD was a third party entity. For consolidated reporting purposes these activities were considered intercompany and eliminated in consolidation.

(c) Editor’s Note: column contains corrected information.